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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 27, 2004
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                    001-16197                  22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c)  Exhibit.

                  Exhibit No.        Title
                  -----------        -----

                  99.1               Press Release dated April 27, 2004.

The press release disclosed in this Item 7 as Exhibit 99.1 shall be considered "furnished" but not "filed" pursuant to Item 12 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended.

Item 12.  Results of Operations and Financial Condition.

On April 27, 2004, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its first quarter of 2004, which ended March 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information disclosed under this Item 12, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:   April 29, 2004                  By: /s/ Arthur F. Birmingham
                                             -----------------------------------
                                             Arthur F. Birmingham
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

                  Exhibit No.        Title
                  -----------        -----

                  99.1               Press Release dated April 27, 2004.